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                                                                    Exhibit 10.9

                             MASTER LEASE AGREEMENT
                                     (QUASI)
                   DATED AS OF NOVEMBER 10, 2004 ("AGREEMENT")

THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, "Lessor") and Synta Pharmaceuticals Corp. ("Lessee"). Lessor has an office at 83 WOOSTER HEIGHTS ROAD, DANBURY, CT 06810. Lessee is a corporation organized and existing under the laws of state of Delaware. Lessee's mailing address and chief place of business is 45 HARTWELL AVENUE, LEXINGTON, MA 02421. This Agreement contains the general terms that apply to the leasing of Equipment from Lessor to Lessee. Additional terms that apply the Equipment (term, rent, options, etc.) shall be contained on a schedule ("Schedule").

1.   LEASING:

(a) Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment and other property ("EQUIPMENT") described in any Schedule signed by both parties.

(b) Lessor shall purchase Equipment from the manufacturer or supplier ("SUPPLIER") and lease it to Lessee if on or before the Last Delivery Date (specified in the Schedule) Lessor receives (i) a Schedule for the Equipment,
(ii) evidence of insurance which complies with the requirements of Section 8, and (iii) such other documents as Lessor may reasonably request. Each of the documents required above must be in form and substance satisfactory to Lessor. Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Once the Schedule is signed, the Lessee may not cancel the Schedule.

2.   TERM, RENT AND PAYMENT:

(a) The rent payable for the Equipment and Lessee's right to use the Equipment shall begin on the earlier of (i) the date when the Lessee signs the Schedule and accepts the Equipment or (ii) when Lessee has accepted the Equipment under a Certificate of Acceptance ("LEASE COMMENCEMENT DATE"). The term of this Agreement shall be the period specified in the applicable Schedule. The word "term" shall include all basic and any renewal terms.

(b) Lessee shall pay rent to Lessor at its address stated above, except as otherwise directed by Lessor. Rent payments shall be in the amount set forth in, and due as stated in the applicable Schedule. If any Advance Rent (as stated in the Schedule) is payable, it shall be due when the Lessee signs the Schedule. Advance Rent shall be applied to the first rent payment. In no event shall any Advance Rent or any other rent payments be refunded to Lessee. If rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

3.   TAXES:

(a) If permitted by law, Lessee shall report and pay promptly all taxes, fees and assessments due, imposed, assessed or levied against Lessor or Lessee on account of any Equipment (or purchase, ownership, delivery, leasing, possession, use or operation thereof) by any

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governmental entity or taxing authority during or related to the term of this
Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon(collectively "TAXES"). Lessee shall have no liability for Taxes imposed by the United States of America or any State or political subdivision thereof or any foreign jurisdiction which are on or measured by the net income of Lessor, and any such Taxes are excluded from "Taxes" as such term is used throughout this Agreement. Lessee shall promptly reimburse Lessor (on an after tax basis) for any Taxes charged to or assessed against Lessor. Lessee shall send Lessor a copy of each report or return and evidence of Lessees payment of Taxes upon request.

(b)  Lessee's obligations, and Lessor's rights and privileges, contained in this
Section 3 shall survive the expiration or other termination of this Agreement.

4.   REPORTS:

(a) If any tax or other lien shall attach to any Equipment, Lessee will notify Lessor in writing, within ten (10) days after Lessee becomes aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

(b) Lessee will deliver to Lessor financial statements as follows: If Lessee is a privately held company, then Lessee agrees to provide quarterly financial statements, certified by Lessee's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each quarter end and its complete audited annual financial statements, certified by a reorganized firm of certified public accountants, within 120 days of fiscal year end or at such time as Lessee's Board of Directors receives the audit. If Lessee is a publicly held company, then Lessee agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC") or make such statements available on its website. All such statements are to be prepared using generally accepted accounting principles ("GAAP") and, if Lessee is a publicly held company, are to be in compliance with SEC requirements.

(c) Lessor may inspect any Equipment during normal business hours after giving Lessee reasonable prior notice.

(d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) and will give Lessor prior written notice of any relocation of Equipment. If Lessor requests, Lessee will promptly notify Lessor in writing of the location of any Equipment.

(e) If any Equipment is lost or damaged (where the estimated repair costs would exceed the greater of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000), or is otherwise involved in an accident causing personal injury or property damage, Lessee will promptly and fully report the event to Lessor in writing.

(f) If Lessor requests, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessees and that, to the best of his knowledge, there

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exists no default or event which with notice or lapse of time (or both) would become such a default within thirty (30) days after any request by Lessor.

(g) Lessee will promptly notify Lessor of any change in Lessee's state of incorporation or organization.

5.   DELIVERY, USE AND OPERATION:

(a)  All Equipment shall be shipped directly from the Supplier to Lessee.

(b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable laws, regulations and insurance policies.

(c) Lessee will not move any equipment from its leased or owned locations ("LOCATION"), except for purposes of repair, refurbishment or maintenance, and Lessee will not move any piece of Equipment with an original equipment value of $25,000 or more from one Location to another Location without written notification to Lessor.

(d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

(e) Lessor shall not disturb Lessees quiet enjoyment of the Equipment during the term of the Agreement unless a default has occurred and is continuing under this Agreement.

6.   MAINTENANCE:

(a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order and repair, normal wear and tear excepted. The Lessee shall also maintain the Equipment in accordance with manufacturers recommendations. Lessee shall make all alterations or modifications required to comply with any applicable law, rule or regulation during the term of this Agreement. If Lessor requests, Lessee shall affix plates, tags or other identifying labels showing ownership thereof by Lessee and Lessor's security interest therein. The tags or labels shall be placed in a prominent position on each unit of Equipment.

(b) Lessee will not attach or install anything on the Equipment that will impair the originally intended function or use of such Equipment without the prior written consent of Lessor, which consent may not be withheld, conditioned or delayed unreasonably. All additions, parts, supplies, accessories, and equipment ("ADDITIONS") furnished or attached to any Equipment that are not readily removable shall become subject to the lien or Lessor. All Additions shall be made only in compliance with applicable law. Lessee will not attach or install any Equipment to or in any other personal or real property without the prior written consent of Lessor, which consent may not be withheld, conditioned or delayed unreasonably.

7. STIPULATED LOSS VALUE: If for any reason any unit of Equipment becomes lost, stolen, destroyed, irreparably damages or unusable ("CASUALTY OCCURRENCES") Lessee shall promptly and fully notify Lessor in writing. Lessee shall pay Lessor the sum of (i) the Stipulated Loss Value (see Schedule) of the affected unit determined as of the rent payment date prior to the casualty Occurrence; and (ii) all rent and other amounts which are then due under this

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Agreement on the Payment Date (defined below) for the affected unit. The Payment
Date shall be the next rent payment after the Casualty Occurrence. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate.

8.   INSURANCE:

(a) Lessee shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is delivered to Lessee and installed (if applicable).

(b) Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may reasonably require. All such policies shall be with companies, and on terms, reasonably satisfactory to Lessor. The insurance shall include coverage for damage to or loss of Equipment, liability for personal injuries, death or property damage. Lessor shall be named as additional insured with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. The insurance shall provide for liability coverage in any amount equal to at least ONE MILLION U.S. DOLLARS ($1,000,000.00) total liability per occurrence, unless otherwise stated in any Schedule. The casualty/property damage coverage shall be in an amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment. No insurance shall be subject to any co-insurance clause. The insurance policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Lessee agrees to deliver to Lessor evidence of insurance reasonable satisfactory to Lessor.

(c) Lessee hereby appoints to Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of an execute or endorse all documents, checks or drafts in connection with insurance payments. Lessor shall not act a Lessees attorney-in-fact unless Lessee is in default. Lessee shall pay any reasonable expenses if Lessor in adjusting or collecting insurance. Lessee will not make adjustments with insurers except with respect to claims for damage to any unit of Equipment where the repair costs are less than the lesser of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000). Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor under this Agreement.

9.   RETURN OF EQUIPMENT:

(a) At the expiration or termination of this Agreement or any Schedule, Lessee shall perform any testing and repairs required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for the original intended purpose of the Equipment. If required the units of Equipment shall be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to Lessor. Lessee shall remove installed markings that are not necessary for the operation, maintenance or repair of the Equipment. All Equipment will be cleaned, cosmetically acceptable, and in such condition as to be immediately installed into use in a similar environment for which the Equipment was

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originally intended to be used. All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws. Lessee shall return the units of Equipment to a location within the continental United States as Lessor shall direct. Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment. The transit insurance must name Lessor as the loss payee. The Lessee shall pay for all costs to comply with this section (a).

(b) Until Lessee has fully complied with the requirements of Section 9(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. Lessor may not terminate the Lessee's right to use Equipment, unless Lessee is in default.

(c) Lessee shall provide to Lessor a detailed inventory of all components of the Equipment including model and serial numbers. Lessee shall also provide an up-to-date copy of all other documentation pertaining to the Equipment. All service manuals, blueprints, process flow diagrams, operating manuals, inventory and maintenance records shall be given to Lessor at least ninety (90) days and not more than one hundred twenty (120) days prior to lease termination.

(d) Lessee shall make the Equipment available for on-site operational inspections by potential purchasers at least one hundred twenty (120) days prior to and continuing up to lease termination. Lessor shall provide Lessee with reasonable notice prior to any inspection. Lessee shall provide personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for each item of Equipment.

10.  DEFAULT AND REMEDIES:

(a) Lessor may in writing declare this Agreement in default if: (i) Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within ten (10) days; (ii) Lessee breaches any of its insurance obligations under Section 9; (iii) Lessee breaches any of its other obligations and fails to cure that breach within thirty (30) days after written notice from Lessor; (iv) any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; (v) Lessee or any guarantor or other obligor for the Lessee's obligations hereunder ("GUARANTOR") becomes insolvent or ceases to do business as a going concern;
(vi) any Equipment is illegally used; (vii) if Lessee or any Guarantor is a natural person, any death or incompetency of Lessee or such Guarantor; (viii) a petition is filed by or against Lessee or any Guarantor under any bankruptcy or insolvency laws and in the event of an involuntary petition, the petition is not dismissed, within forty-five (45) days of the filing date; (ix) Lessee default under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property, or (C) payments due under the lease agreement; (x) there is any dissolution, termination or existence, merger, consolidation or change in controlling ownership or Lessee or any Guarantor, but not to include an initial public offering, or any other stock offering, preferred to common, in which the primary purpose is to raise cash equity; or (xi) there is a material adverse change in the Lessee's financial condition. The default declaration shall apply to all Schedules unless specifically excepted by Lessor.

(b) After a default, at the request of Lessor, Lessee shall comply with the provisions of Section 9(a) and the following provisions shall apply also. Lessee hereby authorizes Lessor to

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peacefully enter any premises where any Equipment may be and take possession of the Equipment. Lessee shall immediately pay to Lessor without further demand as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rent payment date prior to the declaration of default), and all rents and other sums then due under this Agreement and all Schedules. Lessor may terminate this Agreement as to any or all of the Equipment. A termination shall occur only upon written notice by Lessor to Lessee and only as to the units of Equipment specified in any such notice. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale. Lessor may also, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. Lessor may use Lessee's premises for a reasonable period of time for any or all of the purposes stated above without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (i) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then (ii) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee under this Agreement; then (iii) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and then (iv) to Lessee, if there exists any surplus. Lessee shall immediately pay any deficiency in (i) and (ii) above.

(c) The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

(d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

11. ASSIGNMENT: LESSEE SHALL NOT SELL, TRANSFER, ASSIGN, ENCUMBER OR SUBLET ANY EQUIPMENT OR THE INTEREST OF LESSEE IN THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Lessor may, without the consent of Lessee, assign this Agreement, any Schedule or the right to enter into a Schedule. Lessee agrees that is Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor. Lessee also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

12. NET LEASE: Lessee is unconditionally obligated to pay all rent and other amounts due for the entire lease term no matter what happens, even if the Equipment is damaged or destroyed, if it is defective or if Lessee no longer can use it. Lessee is not entitled to reduce or set-off against rent or other amounts due to Lessor or to anyone to whom Lessor assigns this Agreement or any Schedule whether Lessees claim arises out of this Agreement, any Schedule, any

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statement by Lessor, Lessor's liability of any manufacturers liability, strict liability, negligence or otherwise.

13.  INDEMNIFICATION:

(a) Lessee hereby agrees to indemnify Lessor, its agents, employees, successors and assigns (on an after tax basis) from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Agreement, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Lessor's gross negligence or willful misconduct ("CLAIMS"). This indemnity shall include, but is not limited to, Lessor's strict liability in tort and Claims, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

(b)  All of Lessor's rights, privileges and indemnities contained in this
Section 13 shall survive the expiration or other termination of this Agreement. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

14. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED UNDER THIS AGREEMENT OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) of the Equipment, or any other circumstance in connection with the Equipment; (ii) the use, operation or performance of any Equipment or any risks relating to it, (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Agreement, Lessee shall be, and hereby is, authorized during the term of this Agreement to assert and enforce, whatever claims and rights Lessor may have against any Supplier of the Equipment at Lessee's sole cost and

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expense, in the name of and for the account of Lessor and/or Lessee, as their interests may appear.

15. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee makes each of the following representations and warranties to Lessor on the date hereof and on the date of execution of each Schedule:

(a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "DOCUMENTS"). Lessee is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

(b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

(c) No approval, consent or withholding of objections is required from any governmental authority or entity with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

(d) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation or bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party,

(e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which if decided against Lessee will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

(f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.


(g) Each financial statement delivered to Lessor has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of the most recent financial statement, there has been no material adverse change.

(h) Lessee's exact legal name is as set forth in the first sentence of this Agreement and Lessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation (specified in the first sentence of this Agreement).

(i) The Equipment will at all times be used for commercial or business purposes.

(j) Lessee is and will remain in full compliance with all laws and regulations applicable to it including, without limitation,' (i) ensuring that no person who owns a controlling interest in or

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otherwise controls Lessee is or shall be (Y) listed on the Specially Designated
Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

16.  OWNERSHIP FOR TAX PURPOSES, GRANT OF SECURITY INTEREST; USURY SAVINGS:

(a) For income tax purposes, the parties hereto agree that it is their mutual intention that Lessee shall be considered the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on Its federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and (iii) not to claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position inconsistent with the foregoing sentence to the extent such a position is required by law or is taken through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery, Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

(b) Lessee hereby grants to Lessor a first security interest in the Equipment, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the Supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds of the property in and against which a security interest is granted hereunder. This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Lessee to Lessor, now existing or arising in the future under this Agreement or any Schedules attached hereto, and any renewals, extensions and modifications of such debts, obligations and liabilities.

(c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or this Agreement, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or this Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or this Agreement shall exceed the maximum amount of interest permitted by applicable law, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of' the Lessor, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate

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allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or this Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

17.  EARLY TERMINATION:

(a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than alt) of the Equipment on such Schedule as of a rent payment date ("TERMINATION DATE"). Lessee must give Lessor at least ninety (90) days prior written notice of the termination.

(b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied ("AS IS BASIS"). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rent due on the Termination Date) for the Equipment, and (8) all rent and other sums due and unpaid as of the Termination Date.

(c) If all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

(d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section 9) and (ii) pay to Lessor all amounts required under Section 17(b) less the amount of the highest bid certified by Lessee to Lessor.

18.  EARLY PURCHASE OPTION:

(a) Lessee may purchase on an AS IS BASIS all (but not less than all) of the Equipment on any Schedule on any Rent Payment Date after the First Termination Date specified in the applicable Schedule but prior to the last Rent Payment Date of such Schedule (the "EARLY PURCHASE DATE"), for a price equal to (i) the Termination Value (calculated as of the Early Purchase Date) for the Equipment, and (ii) all rent and other sums due and unpaid as of the Early

Purchase Date (the "EARLY OPTION PRICE"), plus all applicable sales taxes. Lessee must notify Lessor of its intent to purchase the Equipment in writing at least thirty (30) days, but not more than two hundred seventy (270) days, prior to the Early Purchase Date. If Lessee is in default or if the Schedule or this Agreement has already been terminated, Lessee may not purchase the Equipment. (The purchase option granted by this subsection shall be referred to herein as the "EARLY PURCHASE OPTION").

(b) If Lessee exercises its Early Purchase Option, then on the Early Purchase Date, Lessee shall pay to Lessor any rent and other sums due and unpaid on the Early Purchase Date and Lessee shall pay the Early Option Price, plus all applicable sales taxes, to Lessor in cash.

19. END OF LEASE PURCHASE OPTION: Lessee may, at lease expiration, purchase all (but not less than all) of the Equipment on any Schedule on an AS IS BASIS for cash equal to the amount indicated on such Schedule (the "OPTION PAYMENT"), plus all applicable sales taxes. The Option Payment, plus all applicable sales taxes, shall be due and payable in immediately available funds on the expiration date of such Schedule. Lessee must notify Lessor of its intent to purchase the Equipment in writing at least one hundred eighty (180) days prior to the expiration date of the Schedule. If Lessee is in default, or if the Schedule or this Agreement has already been terminated, Lessee may not purchase the Equipment.

20.  MISCELLANEOUS:

(a) LESSEE AND LESSOR UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(b) Any cancellation or termination by Lessor of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property even though it may be attached to real property. The Equipment shall not become part of any other property by reason of any installation in, or attachment to, other real or personal property.

(c) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right at any other time to demand strict compliance with this Agreement Lessee agrees, upon Lessor's request, to execute, or otherwise authenticate, any document, record or instrument necessary or expedient for filing, recording or perfecting the interest of Lessor or to carry out the intent of this Agreement. In addition, Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in any and all Schedules now and hereafter executed pursuant hereto and adding any other collateral described therein and containing any other information required by the applicable Uniform Commercial Code. Lessee irrevocably grants to Lessor the power to sign Lessee's name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment. Lessee hereby ratifies its prior authorization for Lessor to file financing statements and amendments thereto describing the Equipment and containing any other information required by any applicable law (including without limitation the Uniform Commercial Code) if filed prior to the date hereof. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have specified in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

(d) If Lessee does not comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part. All reasonable amounts spent and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor. Lessee shall pay the additional rent within ten (10) days after the date Lessor sends notice to Lessee requesting payment Lessor's effecting such compliance shall not be a waiver of Lessee's default.

(e) Any rent or other amount not paid to Lessor when due shall bear interest, from the due date until paid, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule that are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto. Notwithstanding anything to the contrary contained in this Agreement or any Schedule, in no event shall this Agreement or any Schedule require the payment or permit the collection of amounts in excess of the maximum permitted by applicable law.

(f) Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than ten percent [10%] within each Schedule to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the rent shall be adjusted as a result of the change in the Capitalized Lessor's Cost. Lessor shall send Lessee a written notice stating the final Capitalized Lessor's Cost, if it has changed.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

(h) Any cancellation or termination by Lessor, pursuant to the provisions of this Agreement, any Schedule, supplement or amendment hereto, of the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder.

(i) To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked Original and all other counterparts shall be marked Duplicate.

(j) Each party hereto agrees to keep confidential, the terms and provisions of the Documents and the transactions contemplated hereby and thereby (collectively, the "TRANSACTIONS"), except that each party may make disclosure to the extent required by law and Lessee may make confidential disclosure to its significant investors, potential business partners and/or potential investors. Notwithstanding the foregoing, the obligations of confidentiality contained herein, as they relate to the Transactions, shall not apply to the federal tax structure or federal tax treatment of the Transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax structure and federal tax treatment of the Transactions. The preceding sentence is intended to cause each Transaction to be treated as not having been offered under conditions of confidentiality for purposes of Section I.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the federal tax structure of the Transactions or any federal tax matter or federal tax idea related to the Transactions.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                                  LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION     SYNTA PHARMACEUTICALS CORP.

By:    /s/ JOHN EDEL                     By:    /s/ KEITH EHRLICH
       -------------------------------          --------------------------------

Name:  John Edel                         Name:  Keith Ehrlich
       -------------------------------          --------------------------------

Title: SVP                               Title: VP of Finance and Administration
       -------------------------------          --------------------------------

                          EQUIPMENT CONCENTRATION RIDER

SYNTA PHARMACEUTICALS CORP. ("Customer"), on or before October 19, 2005, shall cause the composition and mix of Equipment financed after November 10, 2004 under the Master Lease Agreement dated as of November 10, 2004 between Customer and General Electric Capital Corporation to conform to and meet the following concentration requirements (hereinafter "Concentration Requirements") for each class of Equipment (hereinafter "Equipment Class") as identified and set forth below. Customer herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the term:

     EQUIPMENT CLASS                          CONCENTRATION REQUIREMENT
     ---------------                          -------------------------
     Laboratory & scientific equipment:       Minimum of 60%

     General Office equipment, Computers      Maximum of 15%
     & similar:

     Soft costs (leaseholds, software,        Maximum of 25%
     & similar):

Accepted and Agreed:

SYNTA PHARMACEUTICALS CORP.

By:    /s/ KEITH EHRLICH
       -----------------------------------

Title: VP of Finance and Administration
       -----------------------------------

Date:  11/11/04
       -----------------------------------

                               EQUIPMENT SCHEDULE
                           (QUASI LEASE - FIXED RATE)
                                SCHEDULE NO. 001
                               DATED THIS 11/23/04
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF NOVEMBER 10, 2004

LESSOR & MAILING ADDRESS:                        LESSEE & MAILING ADDRESS:
GENERAL ELECTRIC CAPITAL CORPORATION             SYNTA PHARMACEUTICALS CORP.
83 WOOSTER HEIGHTS RD. 5TH FLOOR                 45 HARTWELL AVENUE
DANBURY, CT 06810                                LEXINGTON, MA 02421

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement", said Agreement and this Schedule being collectively referred to as "Lease"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease. Lessor agrees to lease to Lessee the Equipment described below (the "Equipment").

NUMBER          CAPITALIZED
LESSOR'S COST   MANUFACTURER   SERIAL NUMBERS   YEAR/MODEL AND TYNE OF EQUIPMENT
--------------------------------------------------------------------------------
SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

B. FINANCIAL TERMS

1.   Advance Rent (if any): $32,496.60.
2.   Capitalized Lessor's Cost: $1,025,044.09.
3.   Basic Term (No. of Months): THIRTY SIX (36) Months.
4.   Basic Term Lease Rate Factor: 3.170264.
5.   Basic Term Commencement Date: 12/01/04
6.   Lessee Federal Tax ID No.: 04-3508648.
7.   Last Delivery Date: 11/23/04
8.   Daily Lease Rate Factor: .1057.
9.   Interest Rate: 9.32% per annum.
10.  Option Payment: $1.00

11.  First Termination Date: N/A (-) months after the Basic Term Commencement
     Date.

12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent (" INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on Basic Term Commencement Date.

13. Basic Term Rent. Commencing on 12/01/04 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.   PROPERTY TAX

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MASSACHUSETTS.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS VARIOUS (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHT'S AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

             Termination    Stipulated                    Termination     Stipulated
Rental       Value          Loss Value                    Value           Loss Value
Basic        Percentage     Percentage       Rental       Percentage      Percentage
   1           99.830         103.748          19           53.306           55.803
   2           97.412         101.251          20           50.526           52.945
   3           94.975          98.735          21           47.725           50.064
   4           92.519          96.200          22           44.902           47.163
   5           90.044          93.646          23           42.057           44.239
   6           87.549          91.073          24           39.190           41.293
   7           85.036          88.481          25           36.301           38.325
   8           82.503          85.868          26           33.390           35.334
   9           79.950          83.237          27           30.455           32.321
  10           77.377          80.585          28           27.498           29.285
  11           74.785          77.914          29           24.518           26.226
  12           72.172          75.222          30           21.515           23.144
  13           69.539          72.510          31           18.489           20.039
  14           66.885          69.778          32           15.439           16.910
  15           64.211          67.024          33           12.365           13.757
  16           61.516          64.251          34            9.268           10.581
  17           58.801          61.456          35            6.146            7.380
  18           56.064          58.640          36            3.000            4.155

     *The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     COMPANY NAME                  ADDRESS                              AMOUNT
     ----------------------------------------------------------------------------------
     Synta Pharmaceuticals Corp.   45 Hartwell Ave. Lexington. MA       $  1,002,924.52

     GE (Advance Rental)           83 Wooster Heights Rd, Danbury, CT   $     22,119.57*

     *$12,500 from your Good Faith Deposit will be applied as follows:
     $2,122.97 (Interim Interest)
     $10,377.03 (Balance of Advance Rental)

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER, AND COPIES OF THE BILL(S) OF LADING OR OTHER DOCUMENTATION ACCEPTABLE TO LESSOR WHICH SHOW THE DATE OF DELIVERY ARE ATTACHED HERETO; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF (i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    SYNTA PHARMACEUTICALS CORP.


By:    /s/ JOHN EDEL                    By:    /s/ KEITH EHRLICH
       -----------------------------           ---------------------------------

Name:  John Edel                        Name:  Keith Ehrlich
       -----------------------------           ---------------------------------

Title: SVP                              Title: VP of Finance and Administration
       -----------------------------           ---------------------------------

                               EQUIPMENT SCHEDULE
                           (Quasi Lease - Fixed Rate)
                                SCHEDULE NO. 002
                               DATED THIS 11/23/04
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF NOVEMBER 10, 2004


LESSOR & MAILING ADDRESS:                           LESSEE & MAILING ADDRESS:
GENERAL ELECTRIC CAPITAL CORPORATION                SYNTA PHARMACEUTICALS CORP.
83 WOOSTER HEIGHTS RD. 5TH FLOOR                    45 HARTWELL AVENUE
DANBURY, CT 06810                                   LEXINGTON, MA 02421


This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT", said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "EQUIPMENT").

NUMBER                 CAPITALIZED
OF UNITS               LESSOR'S COST            MANUFACTURER        SERIAL NUMBERS        YEAR/MODEL AND TYPE OF EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

B.   FINANCIAL TERMS
 1.       Advance Rent (if any): $7,288.65.
 2.       Capitalized Lessor's Cost: $292,307.59.
 3.       Basic Term (No. of Months): FORTY EIGHT (48) Months.
 4.       Basic Term Lease Rate Factor: 2.493487.
 5.       Basic Term Commencement Date: 12/01/04.
 6.       Lessee Federal Tax ID No: 04-3508648.
 7.       Last Delivery Date: 11/23/04.
 8.       Daily Lease Rate Factor: .0831.
 9.       Interest Rate: 9.52% per annum.
10.       Option Payment: $1.00

   11. First Termination Date: N/A(-) months after the Basic Term Commencement Date.

   12. Interim Rent: For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("INTERIM PERIOD"), Lessee shall pay as rent ("INTERIM RENT") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on Basic Term Commencement Date.

   13. Basic Term Rent. Commencing on 12/01/04 and on the same day of each month thereafter (each, a "RENT PAYMENT DATE") during the Basic Term, Lessee shall pay as rent ("BASIC TERM RENT") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

   14. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C. INTEREST RATE: Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.   PROPERTY TAX

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MASSACHUSETTS.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

     IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS VARIOUS (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR 0F REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN
     ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*

          Termination    Stipulated                  Termination    Stipulated
Rental    Value          Loss Value                  Value          Loss Value
Basic     Percentage     Percentage        Rental    Percentage     Percentage
  1        100.507        104.445           25         55.234         57.732
  2         98.787        102.665           26         53.155         55.593
  3         97.053        100.871           27         51.059         53.437
  4         95.306         99.064           28         48.947         51.265
  5         93.545         97.243           29         46.818         49.076
  6         91.769         95.407           30         44.672         46.870
  7         89.980         93.558           31         42.509         44.647
  8         88.177         91.695           32         40.329         42.407
  9         86.359         89.817           33         38.132         40.150
 10         84.527         87.925           34         35.917         37.875
 11         82.680         86.018           35         33.685         35.583
 12         80.819         84.097           36         31.435         33.273
 13         78.943         82.161           37         29.167         30.945
 14         77.052         80.210           38         26.881         28.599
 15         75.146         78.244           39         24.577         26.235
 16         73.224         76.262           40         22.254         23.852
 17         71.288         74.266           41         19.914         21.452
 18         69.336         74.254           42         17.554         19.032
 19         67.369         70.227           43         15.176         16.594
 20         65.386         68.184           44         12.780         14.138
 21         63.386         66.126           45         10.364         11.662
 22         61.373         64.051           46          7.929          9.167
 23         59.343         61.961           47          5.474          6.652
 24         57.297         59.855           48          3.000          4.118

     * The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   PAYMENT AUTHORIZATION

     You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     COMPANY NAME                         ADDRESS                                AMOUNT
     -----------------------------------------------------------------------------------------
     Synta Pharmaceuticals Corp.          45 Hartwell Ave. Lexington, MA         $  284,400.55
     GE (Interim Interest)                83 Wooster Heights Rd, Danbury, CT     $      618.39
     GE (Advance Rental)                  83 Wooster Heights Rd, Danbury, CT     $    7,288.65

          This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

PURSUANT TO THE PROVISIONS OF THE LEASE, AS IT RELATES TO THIS SCHEDULE, LESSEE HEREBY CERTIFIES AND WARRANTS THAT (i) ALL EQUIPMENT LISTED ABOVE IS IN GOOD CONDITION AND APPEARANCE, HAS BEEN DELIVERED AND INSTALLED (IF APPLICABLE) AS OF THE DATE STATED ABOVE AND IN WORKING ORDER, AND COPIES OF THE BILL(S) OF LADING OR OTHER DOCUMENTATION ACCEPTABLE TO LESSOR WHICH SHOW THE DATE OF DELIVERY ARE ATTACHED HERETO; (ii) LESSEE HAS INSPECTED THE EQUIPMENT, AND ALL SUCH TESTING AS IT DEEMS NECESSARY HAS BEEN PERFORMED BY LESSEE, SUPPLIER OR THE MANUFACTURER; AND (iii) LESSEE ACCEPTS THE EQUIPMENT FOR ALL PURPOSES OF THE LEASE AND ALL ATTENDANT DOCUMENTS.

LESSEE DOES FURTHER CERTIFY THAT AS OF THE DATE HEREOF(i) LESSEE IS NOT IN DEFAULT UNDER THE LEASE; AND (ii) THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE PURSUANT TO OR UNDER THE LEASE ARE TRUE AND CORRECT ON THE DATE HEREOF.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

     LESSOR                                 LESSEE:
     GENERAL ELECTRIC CAPITAL CORPORATION   SYNTA PHARMACEUTICALS CORP.


     By: /s/ John Edel                      By: /s/ Keith Ehrlich
        ----------------------------------     --------------------------------

     Name: JOHN EDEL                        Name: KEITH EHRLICH
          --------------------------------       ------------------------------

     TITLE: SVP                             Title: V.P. Finance & Administration
           -------------------------------        -----------------------------

                         EXHIBIT A, ACCOUNT # 4158939-001

COMPANY NAME:              SYNTA PHARMACEUTICALS CORP.
EQUIPMENT LOCATION:        A:- 45 Hartwell Ave, Lexington, MA 02421-3102.
                           B:- 6A, PRESTON COURT, BEDFORD, MA-07130
                           C:- 125 Hartwell Ave, Lexington, MA 02421-3102.

INV.
ITEM      SUPPLIER #        INVOICE   INV. DATE                DESCRIPTION          QTY          SERIAL #             [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
       PC CONNECTION       35892386   11/18/03       IBM Thinkpad Labtop and LCD
                                                     screen with attachments              1S2379D3UKPA1520
                                      11/18/03       Freight
                           36245703   02/12/04       IBM Thinkpad laptop with
                                                     attachments                   1      1S2378DHU99D3135
                                      02/12/04       Freight
                           36309791   03/01/04       IBM Thinkpad laptop with
                                                     attachments                   1      1S2885PWU99D8840
                                      03/01/04       Freight
                           36387290   03/19/04       Catalyst 4000 w/port and
                                                     other attachments             1
                                      03/19/04       Freight
                           36537182   04/22/04       IBM Thinkpad computer         1      1S237372U99M2B5
                                      04/22/04       Freight
                           36537165   04/22/04       3 IBM Thinkpad computers
                                                     with attachments              1      1S237372UKP2G6TM/1S2885
                                      04/22/04       Freight
                           36566609   04/30/04       IBM Thinkpad computer with
                                                     remote navigator              1      1S237372U994L2LO
                                      04/30/04       Freight
                           36581784   05/05/04       2 IBM Thinkpad computers
                                                     with attachments              2      1S237372U994MOT7, 0W4
                                      05/05/04       Freight
                           36872064   07/21/04       3 IBM Thinkpad computers
                                                     with attachments              3      1S23738DHU99BV848, BV62
                                      07/21/04       Freight
                           36667358   05/28/04       2 IBM Thinkpad computers      2      1S23738DHU99BD703,705
                                      05/28/04       Freight
                           36795030   06/30/04       IBM Thinkpad computer         1      1S2885PWU99D9434
                                      06/30/04       Freight
                           36845874   07/14/04       Powerlite ANSI LUMENS -
                                                     V11H158020
                                      07/14/04       Freight
                           36848861   07/14/04       2 IBM Thinkpad computers
                                                     with attachments              2      1S237BDHU99B1777,7BO
                                      07/14/04       Freight
                           36902567   07/29/04       HP Laserjet and Epson
                                                     Inkjet printers               1
                                                     Freight
                           37004807   08/26/04       Proliant DL 360 server        1      M014LGP335
                                      08/26/04       Freight
                           37055656   09/10/04       IBM Thinkpad computer with
                                                     attachments                          1S2378DGU99C6032
                                      09/10/04       Freight
                           37097975   09/22/04       IBM Thinkpad computer with
                                                     attachments                          1S2379EU99RBNMG
                                      09/22/04       Freight

       CRC R\PRESS         16102-B1   11/25/03       Dictionary of natural
                                                     products (CD-ROM)

       UNICOM              315494     12/09/03       Implementation of Internal
                                                     Network Security - 50%
                                                     commencement
                           75297      12/12/03       Proliant DL320 G2, memory
                                                     servers                              M02FKVJ61PSS
                                      12/12/03       Tax
                           75327      12/15/03       server software
                                      12/15/03       Tax
                           315680     12/30/03       Implementation of Internal
                                                     Network Security - 50%
                                                     completion
                           81598      06/28/04       [ILLEGIBLE] LaserJet 4650dn
                                                     printer                       1      PCAD00129
                                      06/28/04       Tax
                           82326      07/21/04       LaserJet 4300DTN printer      1      CNGY205694
                                      07/21/04       Freight
                           83743      08/30/04       Laserjet 4200N printer        1      USGNM500035
                                      08/30/04       Tax
                           84399      09/20/04       Xeon 3.06 GHZ Processor       1
                                      09/20/04       Tax
                           84439      09/21/04       Proliant DL36 with
                                                     attachments                   1
                                      09/21/04       Tax
                           84473      09/22/04       40/80 GB HDD                  1
                                      09/22/04       Tax
                           84475      09/22/04       40/80 GB HDD                  11
                                      09/22/04       Tax
                           84507      09/23/04       Softwares and Software
                                                     license (Excel, Windows) etc  3
                                      09/23/04       Tax
                           84571      09/27/04       BACKUP excel for windows      1
                                      09/27/04       Tax
                           84573      09/27/04       1024 MB RAM                   1
                                      09/27/04       Tax

       INSIGHT DIRECT USA  A2361878   01/23/04       IBM Thinkpad laptop with
                                                     attachments                   1      1S2885PWU99D8382
                           93677733   02/09/04       IBM Thinkpad laptop -         1      1S2378DHU99D3627
                                      02/09/04       Tax
                           93970572   03/31/04       3 IBM Thinkpad computers
                                                     with attachments              3      1S2378DHU998G052,080 an
                           94231367   05/14/04       IBM Thinkpad computer         1      1S2885PWU99D9445

INV.
ITEM      SUPPLIER #        INVOICE   INV. DATE                DESCRIPTION          AMT. FINANCED      VENDOR TOTAL    CK #
------------------------------------------------------------------------------------------------------------------------------
       PC CONNECTION       35892386   11/18/03       IBM Thinkpad Labtop and LCD
                                                     screen with attachments      $        2,544.74                   55616
                                      11/18/03       Freight                      $           35.83
                           36245703   02/12/04       IBM Thinkpad laptop with
                                                     attachments                  $        1,924.06                   58812
                                      02/12/04       Freight                      $           18.41
                           36309791   03/01/04       IBM Thinkpad laptop with
                                                     attachments                  $        2,574.35                   58960
                                      03/01/04       Freight                      $           49.32
                           36387290   03/19/04       Catalyst 4000 w/port and
                                                     other attachments            $        6,636.95                   57007
                                      03/19/04       Freight                      $           69.09
                           36537182   04/22/04       IBM Thinkpad computer        $        1,951.15                   57749
                                      04/22/04       Freight                      $           16.35
                           36537165   04/22/04       3 IBM Thinkpad computers
                                                     with attachments             $        6,742.93                   57749
                                      04/22/04       Freight                      $           36.83
                           36566609   04/30/04       IBM Thinkpad computer with
                                                     remote navigator             $        1,854.90                   57749
                                      04/30/04       Freight                      $           12.92
                           36581784   05/05/04       2 IBM Thinkpad computers
                                                     with attachments             $        5,335.72                   57643
                                      05/05/04       Freight                      $          178.11
                           36872064   07/21/04       3 IBM Thinkpad computers
                                                     with attachments             $        5,673.80                   58833
                                      07/21/04       Freight                      $           36.64
                           36667358   05/28/04       2 IBM Thinkpad computers     $        3,739.33                   58001
                                      05/28/04       Freight                      $           63.27
                           36795030   06/30/04       IBM Thinkpad computer        $        3,751.24                   58400
                                      06/30/04       Freight                      $           54.09
                           36845874   07/14/04       Powerlite ANSI LUMENS -
                                                     V11H158020                   $        3,033.50                   58833
                                      07/14/04       Freight                      $           49.35
                           36848861   07/14/04       2 IBM Thinkpad computers
                                                     with attachments             $        3,666.25                   58833
                                      07/14/04       Freight                      $           23.88
                           36902567   07/29/04       HP Laserjet and Epson
                                                     Inkjet printers              $        2,147.21                   59028
                                                     Freight                      $           69.00
                           37004807   08/26/04       Proliant DL 360 server       $        3,004.05                   59434
                                      08/26/04       Freight                      $          143.29
                           37055656   09/10/04       IBM Thinkpad computer with
                                                     attachments                  $        4,627.30                   59746
                                      09/10/04       Freight                      $           73.74
                           37097975   09/22/04       IBM Thinkpad computer with
                                                     attachments                  $        2,519.85                   59885
                                      09/22/04       Freight                      $          119.92

       CRC R\PRESS         16102-B1   11/25/03       Dictionary of natural
                                                     products (CD-ROM)            $        6,630.00                   55701

       UNICOM              315494     12/09/03       Implementation of Internal
                                                     Network Security - 50%
                                                     commencement                 $        6,250.00                   56277
                           75297      12/12/03       Proliant DL320 G2, memory
                                                     servers                      $        1,744.00                   56277
                                      12/12/03       Tax                          $           87.20
                           75327      12/15/03       server software              $          691.00                   56277
                                      12/15/03       Tax                          $           34.55
                           315680     12/30/03       Implementation of Internal
                                                     Network Security - 50%
                                                     completion                   $        6,250.00                   56277
                           81598      06/28/04       [ILLEGIBLE] LaserJet 4650dn
                                                     printer                      $        2,234.65                   58419
                                      06/28/04       Tax                          $          111.74
                           82326      07/21/04       LaserJet 4300DTN printer     $        2,412.97                   58938
                                      07/21/04       Freight                      $          120.65
                           83743      08/30/04       Laserjet 4200N printer       $        1,450.88                   59467
                                      08/30/04       Tax                          $           72.54
                           84399      09/20/04       Xeon 3.06 GHZ Processor      $          869.48                   59770
                                      09/20/04       Tax                          $           43.47                   59920
                           84439      09/21/04       Proliant DL36 with
                                                     attachments                  $        4,901.18
                                      09/21/04       Tax                          $          218.75
                           84473      09/22/04       40/80 GB HDD                 $           30.99
                                      09/22/04       Tax                          $            1.55
                           84475      09/22/04       40/80 GB HDD                 $          340.88
                                      09/22/04       Tax                          $           17.04
                           84507      09/23/04       Softwares and Software
                                                     license (Excel, Windows) etc $        1,579.48
                                      09/23/04       Tax                          $           78.97
                           84571      09/27/04       BACKUP excel for windows     $        1,207.80
                                      09/27/04       Tax                          $           60.39
                           84573      09/27/04       1024 MB RAM                  $          455.83
                                      09/27/04       Tax                          $           22.79

       INSIGHT DIRECT USA  A2361878   01/23/04       IBM Thinkpad laptop with
                                                     attachments                  $        2,532.60                   56235
                           93677733   02/09/04       IBM Thinkpad laptop -        $        1,890.09                   58797
                                      02/09/04       Tax                          $           93.20
                           93970572   03/31/04       3 IBM Thinkpad computers
                                                     with attachments             $        6,250.62                   57212
                           94231367   05/14/04       IBM Thinkpad computer        $        2,311.00                   57732

INV.                                                                            PROOF OF                   EQUIP
ITEM      SUPPLIER #        INVOICE   INV. DATE          DESCRIPTION            PAYMENT       CK AMT.       CODE       LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
       PC CONNECTION       35892386   11/18/03  IBM Thinkpad Labtop and LCD
                                                screen with attachments       Yes          $   2,580.57   COMP      45 Hartwell
                                      11/18/03  Freight                                                   SOFT
                           36245703   02/12/04  IBM Thinkpad laptop with
                                                attachments                   Yes          $   1,942.97   COMP      45 Hartwell
                                      02/12/04  Freight                                                   SOFT
                           36309791   03/01/04  IBM Thinkpad laptop with
                                                attachments                   Yes          $   2,623.67   COMP      125 Hartwell
                                      03/01/04  Freight                                                   SOFT
                           36387290   03/19/04  Catalyst 4000 w/port and
                                                other attachments             Yes          $   8,896.44   COMP      45 Hartwell
                                      03/19/04  Freight                                                   SOFT
                           36537182   04/22/04  IBM Thinkpad computer         Yes          $  11,282.20   COMP      45 Hartwell
                                      04/22/04  Freight                                                   SOFT
                           36537165   04/22/04  3 IBM Thinkpad computers
                                                with attachments              Yes          $  11,282.20   COMP      125 Hartwell
                                      04/22/04  Freight                                                   SOFT
                           36566609   04/30/04  IBM Thinkpad computer with
                                                remote navigator              Yes          $  11,282.20   COMP      45 Hartwell
                                      04/30/04  Freight                                                   SOFT
                           36581784   05/05/04  2 IBM Thinkpad computers
                                                with attachments              Yes          $   5,539.14   COMP      45 Hartwell
                                      05/05/04  Freight                                                   SOFT
                           36872064   07/21/04  3 IBM Thinkpad computers
                                                with attachments              Yes          $  16,376.22   COMP      125 Hartwell
                                      07/21/04  Freight                                                   SOFT
                           36667358   05/28/04  2 IBM Thinkpad computers      Yes          $   3,802.00   COMP      125 Hartwell
                                      05/28/04  Freight                                                   SOFT
                           36795030   06/30/04  IBM Thinkpad computer         Yes          $   5,327.03   COMP      125 Hartwell
                                      06/30/04  Freight                                                   SOFT
                           36845874   07/14/04  Powerlite ANSI LUMENS -
                                                V11H158020                    Yes          $  16,376.22   OFC       45 Hartwell
                                      07/14/04  Freight                                                   SOFT
                           36848861   07/14/04  2 IBM Thinkpad computers
                                                with attachments              Yes          $  16,376.22   OFC       125 Hartwell
                                      07/14/04  Freight                                                   SOFT
                           36902567   07/29/04  HP Laserjet and Epson
                                                Inkjet printers               Yes          $   2,216.21   OFC       125 Hartwell
                                                Freight                                                   SOFT
                           37004807   08/26/04  Proliant DL 360 server        Yes          $   5,187.59   COMP      125 Hartwell
                                      08/26/04  Freight                                                   SOFT
                           37055656   09/10/04  IBM Thinkpad computer with
                                                attachments                   Yes          $   4,837.85   COMP      125 Hartwell
                                      09/10/04  Freight                                                   SOFT
                           37097975   09/22/04  IBM Thinkpad computer with
                                                attachments                   Yes          $   4,366.75   COMP      125 Hartwell
                                      09/22/04  Freight                                                   SOFT

       CRC R\PRESS         16102-B1   11/25/03  Dictionary of natural
                                                products (CD-ROM)             Yes          $   6,630.00   SOFT      45 Hartwell

       UNICOM              315494     12/09/03  Implementation of Internal
                                                Network Security - 50%
                                                commencement                  Yes          $  15,056.75   SOFT      45 Hartwell
                           75297      12/12/03  Proliant DL320 G2, memory
                                                servers                       Yes          $  15,056.75   COMP      45 Hartwell
                                      12/12/03  Tax                                                       SOFT
                           75327      12/15/03  server software               Yes          $  15,056.75   SOFT      45 Hartwell
                                      12/15/03  Tax                                                       SOFT
                           315680     12/30/03  Implementation of Internal
                                                Network Security - 50%
                                                completion                    Yes          $  15,056.75   SOFT      45 Hartwell
                           81598      06/28/04  [ILLEGIBLE] LaserJet 4650dn
                                                printer                       Yes          $   2,346.59   COMP      45 Hartwell
                                      06/28/04  Tax                                                       SOFT
                           82326      07/21/04  LaserJet 4300DTN printer      Yes          $   2,533.62   OFC       45 Hartwell
                                      07/21/04  Freight                                                   SOFT
                           83743      08/30/04  Laserjet 4200N printer        Yes          $   1,523.42   OFC       125 Hartwell
                                      08/30/04  Tax                                                       SOFT
                           84399      09/20/04  Xeon 3.06 GHZ Processor       Yes          $   2,799.95   COMP      6A Bedford
                                      09/20/04  Tax                           Yes          $   9,040.66   SOFT
                           84439      09/21/04  Proliant DL36 with
                                                attachments                                               COMP      6A Bedford
                                      09/21/04  Tax                                                       SOFT
                           84473      09/22/04  40/80 GB HDD                                              COMP      6A Bedford
                                      09/22/04  Tax                                                       SOFT
                           84475      09/22/04  40/80 GB HDD                                              COMP      6A Bedford
                                      09/22/04  Tax                                                       SOFT
                           84507      09/23/04  Softwares and Software
                                                license (Excel, Windows) etc
                                      09/23/04  Tax                                                       SOFT      6A Bedford
                           84571      09/27/04  BACKUP excel for windows                                  SOFT
                                      09/27/04  Tax                                                       SOFT      6A Bedford
                           84573      09/27/04  1024 MB RAM                                               SOFT
                                      09/27/04  Tax                                                       COMP      6A Bedford
                                                                                                          SOFT
       INSIGHT DIRECT USA  A2361878   01/23/04  IBM Thinkpad laptop with
                                                attachments
                           93677733   02/09/04  IBM Thinkpad laptop -         Yes          $   2,532.60   COMP      45 Hartwell
                                      02/09/04  Tax                           Yes          $   1,983.29   COMP      45 Hartwell
                           93970572   03/31/04  3 IBM Thinkpad computers                                  SOFT
                                                with attachments              Yes          $   6,250.62   COMP      45 Hartwell
                           94231367   05/14/04  IBM Thinkpad computer         Yes          $   2,450.72   COMP      45 Hartwell


     INITIALS:-
               -----------------

                        EXHIBIT A, ACCOUNT # 4158939-001

COMPANY NAME:         SYNTA PHARMACEUTICALS CORP.
EQUIPMENT LOCATION:   A:- 45 Hartwell Ave, Lexington, MA 02421-3102
                      B:- 6A, PRESTON COURT, BEDFORD, MA - 01730
                      C:- 125 Hartwell Ave, Lexington, MA 02421-3102

INV.
ITEM          SUPPLIER            INVOICE #    INV. DATE        DESCRIPTION          QTY   SERIAL #   [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------
                                               05/14/04  Tax
                                               05/14/04  Freight
                                94292203       05/25/04  2 IBM Thinkpad computers    2    1S23734CU994H0G6, KO
                                               05/25/04  Tax
                                               05/25/04  Freight
                                94475527       06/29/04  2 IBM Thinkpad computers    2    1S2379D6U99C6297, C6418
                                               06/29/04  Tax
                                               06/29/04  Freight
                                94587327       07/21/04  HP color Laserjet 4650
                                                         printer                     1    SJPDAB04816
                                               07/21/04  Tax
                                               07/21/04  Freight
                                94731094       08/17/04  2 IBM Thinkpad computers
                                                         with attachments            2    1S2373KU4993LYMV, LYNH
                                               08/17/04  Tax
                                               08/17/04  Freight

      AGILENT TECHNOLOGIES      100920463      11/04/03  HPLC system with
                                                         attachments                 1
                                               11/04/03  HPLC software license
                                                         + software revision
                                                         upgrade and module
                                                         license
                                101028762      02/17/04  HPLC system with
                                                         attachments                 1    DE4052579/JP13213479
                                101064581      03/22/04  Chemistation
                                                         installation
                                101242774      09/11/04  HPLC System with
                                                         attachments
                                101254428      09/22/04  Agilent Pump with
                                                         attachments

      VWR INTERNATIONAL, INC.   16744077       11/17/03  microfuge 22R 120V          1
                                17145830       01/05/04  OPYS MR MCPLT RDR           1
                                17366381       01/27/04  Microplate Washer
                                19676184       08/26/04  Buchi vacuum pump V-500
                                18822256       06/08/04  vwr freezer gen upright
                                                         20.7cf with attachments     1

      PERKIN ELMER              5300457708     11/27/03  automatic injector for
                                                         Victor 2 plate              1     299811374
                                               11/27/03  Tax
                                5300484289     01/03/04  automatic injector for
                                                         Victor 2 plate              1     299811397
                                               01/03/04  Tax

      VENTANA                   2259452        12/02/03  NexES discovery staining
                                                         module                      1

      IONOPTIX CORPORATION      23132          12/09/03  hyperswitch light source
                                                         and CCD camera              1
                                               12/09/03  Ion Wizaed - data
                                                         display / analysis
                                                         software

      ALA SCIENTIFIC
      INSTRUMENTS               6459           12/19/03  EPC-10 system - Sutter
                                                         MP 285 robotic machine      1
                                               12/19/03  Freight

      MOLECULAR DEVICES CORP.   275429         12/22/03  Flexstation II 384
                                                         Instrument w/laptop         1    FXX01574
                                               12/22/03  Freight
                                281525         04/14/04  Flexstation 384             1    FL3840131
                                               04/14/04  Installation and training

      KODAK EASTMAN COMPANY     106516070      12/30/03  Image Station               1    1549674
                                               12/30/03  Freight and Tax

      VARIAN                    1891234        02/06/04  NMR Probe M300              2    S010009
                                1891245        02/06/04  NMR Probe - installation
                                9008960        04/21/04  NMR probe                   1

      PERSONAL CHEMISTRY        1696           03/01/04  Emrys Optimizer Exp         1

      DUPLITRON                 117355         03/17/04  Panal Board                 1

INV.
ITEM          SUPPLIER            INVOICE #    INV. DATE        DESCRIPTION         AMT. FINANCED VENDOR TOTAL      CK #
--------------------------------------------------------------------------------------------------------------------------
                                               05/14/04  Tax                        $     115.55
                                               05/14/04  Freight                    $      24.17
                                94292203       05/25/04  2 IBM Thinkpad computers   $   3,199.98                   57883
                                               05/25/04  Tax                        $     160.00
                                               05/25/04  Freight                    $       8.68
                                94475527       06/29/04  2 IBM Thinkpad computers   $   2,837.66                   58582
                                               06/29/04  Tax                        $     141.88
                                               06/29/04  Freight                    $       9.80
                                94587327       07/21/04  HP color Laserjet 4650
                                                         printer                    $   2,361.30                   58764
                                               07/21/04  Tax                        $     118.07
                                               07/21/04  Freight                    $      97.19
                                94731094       08/17/04  2 IBM Thinkpad computers
                                                         with attachments           $   3,398.00                   59398
                                               08/17/04  Tax                        $     169.90
                                               08/17/04  Freight                    $      10.26

      Agilent Technologies      100920463      11/04/03  HPLC system with
                                                         attachments                $  37,958.40                   55583
                                               11/04/03  HPLC software license
                                                         + software revision
                                                         upgrade and module
                                                         license                    $   4,524.30
                                101028762      02/17/04  HPLC system with
                                                         attachments                $  68,024.75                   56864
                                101064581      03/22/04  Chemistation
                                                         installation               $   2,737.90                   56966
                                101242774      09/11/04  HPLC System with
                                                         attachments                $  64,823.40                   59500
                                101254428      09/22/04  Agilent Pump with
                                                         attachments                $  12,098.70                   59790

      VWR INTERNATIONAL, INC.   16744077       11/17/03  microfuge 22R 120V         $   4,505.00                   55623
                                17145830       01/05/04  OPYS MR MCPLT RDR          $   4,505.90                   56282
                                17366381       01/27/04  Microplate Washer          $   5,571.90                   56879
                                19676184       08/26/04  Buchi vacuum pump V-500    $   1,196.25                   59607
                                18822256       06/08/04  vwr freezer gen upright
                                                         20.7 cf with attachments   $   1,464.01                   58136

      PERKIN ELMER              5300457708     11/27/03  automatic injector for
                                                         Victor 2 plate             $   6,200.00                   55702
                                               11/27/03  Tax                        $     310.00
                                5300484289     01/03/04  automatic injector for
                                                         Victor 2 plate             $   6,200.00                   56814
                                               01/03/04  Tax                        $     310.00

      VENTANA                   2259452        12/02/03  NexES discovery staining
                                                         module                     $  95,000.00                   55704

      IONOPTIX CORPORATION      23132          12/09/03  hyperswitch light source
                                                         and CCD camera             $  40,300.00                   56182
                                               12/09/03  Ion Wizaed - data
                                                         display / analysis
                                                         software                   $   2,000.00

      ALA SCIENTIFIC
      INSTRUMENTS               6459           12/19/03  EPC-10 system - Sutter
                                                         MP 285 robotic machine     $  14,000.00                   56190
                                               12/19/03  Freight                    $     125.00

      MOLECULAR DEVICES CORP.   275429         12/22/03  Flexstation II 384
                                                         Instrument w/laptop        $  74,000.00                   56248
                                               12/22/03  Freight                    $     125.00
                                281525         04/14/04  Flexstation 384            $ 180,000.00                   57828
                                               04/14/04  Installation and training  $   5,500.00

      KODAK EASTMAN COMPANY     106516070      12/30/03  Image Station              $  15,000.00                   56240
                                               12/30/03  Freight and Tax            $     802.97

      VARIAN                    1891234        02/06/04  NMR Probe M300             $  26,371.88                   56878
                                1891245        02/06/04  NMR Probe - installation   $   2,728.12                   56878
                                9008960        04/21/04  NMR probe                  $  13,090.00                   57458

      PERSONAL CHEMISTRY        1696           03/01/04  Emrys Optimizer Exp        $  61,200.00                   56961

      DUPLITRON                 117355         03/17/04  Panal Board                $   1,779.75                   56955

INV.                                                                                PROOF OF                   EQUIP
ITEM          SUPPLIER            INVOICE #    INV. DATE        DESCRIPTION         PAYMENT      CK AMT.       CODE    LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
                                               05/14/04  Tax                                                   SOFT
                                               05/14/04  Freight                                               SOFT
                                94292203       05/25/04  2 IBM Thinkpad computers   Yes      $    5,284.35     COMP    125 Hartwell
                                               05/25/04  Tax                                                   SOFT
                                               05/25/04  Freight                                               SOFT
                                94475527       06/29/04  2 IBM Thinkpad computers   Yes      $    3,718.87     COMP    125 Hartwell
                                               06/29/04  Tax                                                   SOFT
                                               06/29/04  Freight                                               SOFT
                                94587327       07/21/04  HP color Laserjet 4650
                                                         printer                    Yes      $    2,576.56     OFC     45 Hartwell
                                               07/21/04  Tax                                                   SOFT
                                               07/21/04  Freight                                               SOFT
                                94731094       08/17/04  2 IBM Thinkpad computers
                                                         with attachments           Yes      $    3,621.12     COMP    125 Hartwell
                                               08/17/04  Tax                                                   SOFT
                                               08/17/04  Freight                                               SOFT

      AGILENT TECHNOLOGIES      100920463      11/04/03  HPLC system with
                                                         attachments                Yes      $   42,482.70     LAB     45 Hartwell
                                               11/04/03  HPLC software license
                                                         + software revision
                                                         upgrade and module
                                                         licence                                               SOFT
                                101028762      02/17/04  HPLC system with
                                                         attachments                Yes      $   69,177.76     LAB     45 Hartwell
                                101064581      03/22/04  Chemistation
                                                         installation               Yes      $    7,317.68     SOFT    45 Hartwell
                                101242774      09/11/04  HPLC System with
                                                         attachments                Yes      $   67,644.00     LAB     45 Hartwell
                                101254428      09/22/04  Agilent Pump with
                                                         attachments                Yes      $   16,010.63     LAB     45 Hartwell

      VWR INTERNATIONAL, INC.   16744077       11/17/03  microfuge 22R 120V         Yes      $    6,402.12     LAB     45 Hartwell
                                17145830       01/05/04  OPYS MR MCPLT RDR          Yes      $    9,714.47     LAB     45 Hartwell
                                17366381       01/27/04  Microplate Washer          Yes      $   15,875.47     LAB     45 Hartwell
                                19676184       08/26/04  Buchi vacuum pump V-500    Yes      $   69,368.00     LAB     45 Hartwell
                                18822256       06/08/04  vwr freezer gen upright
                                                         20.7 cf with attachments   Yes      $    9,288.50     LAB     45 Hartwell

      PERKIN ELMER              5300457708     11/27/03  automatic injector for
                                                         Victor 2 plate             Yes      $    6,510.00     LAB     45 Hartwell
                                               11/27/03  Tax                                                   SOFT
                                5300484289     01/03/04  automatic injector for
                                                         Victor 2 plate             Yes      $    6,510.00     LAB     45 Hartwell
                                               01/03/04  Tax                                                   SOFT

      VENTANA                   2259452        12/02/03  NexES discovery staining
                                                         module                     Yes      $   95,000.00     LAB     45 Hartwell

      IONOPTIX CORPORATION      23132          12/09/03  hyperswitch light source
                                                         and CCD camera             Yes      $   42,300.00     LAB     45 Hartwell
                                               12/09/03  Ion Wizaed - data
                                                         display / analysis
                                                         software                                              SOFT

      ALA SCIENTIFIC
      INSTRUMENTS               6459           12/19/03  EPC-10 system - Sutter
                                                         MP 285 robotic machine     Yes      $   14,125.00     LAB     45 Hartwell
                                               12/19/03  Freight                                               SOFT

      MOLECULAR DEVICES CORP.   275429         12/22/03  Flexstation II 384
                                                         Instrument w/laptop        Yes      $   74,388.50     LAB     45 Hartwell
                                               12/22/03  Freight                                               SOFT
                                281525         04/14/04  Flexstation 384            Yes      $  185,500.00     LAB     6A Bedford
                                               04/14/04  Installation and training                             SOFT    SOFT

      KODAK EASTMAN COMPANY     106516070      12/30/03  Image Station              Yes      $   15,802.97     LAB     6A Bedford
                                               12/30/03  Freight and Tax                                       SOFT

      VARIAN                    1891234        02/06/04  NMR Probe M300             Yes      $   29,100.00     LAB     45 Hartwell
                                1891245        02/06/04  NMR Probe - installation   Yes      $   29,100.00     SOFT    45 Hartwell
                                9008960        04/21/04  NMR probe                  Yes      $   13,090.00     LAB     45 Hartwell

      PERSONAL CHEMISTRY        1696           03/01/04  Emrys Optimizer Exp        Yes      $   61,200.00     LAB     45 Hartwell

      DUPLITRON                 117355         03/17/04  Panal Board                Yes      $    1,799.75     LAB     45 Hartwell

     INITIALS:-
                --------------

                         EXHIBIT A, ACCOUNT # 4158939-001

COMPANY NAME:                  SYNTA PHARMACEUTICALS CORP.
EQUIPMENT LOCATION:            A:- 45 Hartwell Ave, Lexington, MA 02421-3102.
                               B:- 6A, PRESTON COURT, BEDFORD, MA - 01730
                               C:- 125 Hartwell Ave, Lexington, MA 02421-3102.

INV.
ITEM          SUPPLIER            INVOICE #    INV. DATE        DESCRIPTION            QTY    SERIAL #    [ILLEGIBLE] AMT. FINANCED
----  ------------------------  -------------  ---------  --------------------------   ---  ------------- ----------  -------------
      MICRO VIDEO INSTRUMENT    00040763        03/29/04  CFI Plan Fluor 60x                                          $     2,018.75
                                                          Freight                                                     $        15.75
                                00041172        04/29/04  X-cite power supply lamp     1                              $     4,745.25
                                                04/29/04  Freight                                                     $        25.63
                                00042403        08/18/04  Microscope Upgrade with                                     $    55,521.55
                                                          attachments
                                                          SOFTWARE                                                    $     2,300.00
                                                          Freight                                                     $        55.94
      ISCO INC                  383957-00       03/31/04  Combiflash SQ 16X 16 Column 1                               $    45,039.00
                                383960-00       03/31/04  Lab equipment foxy 200 with  1                              $     8,377.00
                                                          attachments
      AFFYMETRIX, INC           RI 83668        03/31/04  Training Kit GC & Scanner                                   $   140,000.00
                                                          upgrade GCS3000 with
                                                          attachments
      FISHER SCIENTIFIC         5683007         04/26/04  World precision evom         1                              $     1,674.00
                                                          epithelial voltohmeter
      EASTERN SCIENTIFIC        184             04/27/04  Leybold vacuum pump with     1                              $     3,010.00
                                                          attachments
                                                04/27/04  Installation                                                $        75.00
      INTELEC MARKETING         15958           04/30/04  Workstation ofc              MANY                           $     2,975.68
                                                04/30/04  Freight                                                     $       337.00
      REC SUPPLY                1035            05/05/04  SGI Octane2 2X600MHz                                        $    13,758.00
      UNITED BUSINESS TEL       11362           07/09/04  125 Hartwell Phone System    125                            $     4,050.00
                                                          (Telephone Sets)
                                                          Tax                                                         $       202.50
                                11363           07/09/04  Hartwell Phone System /                                     $    13,000.00
                                                          Installation and Testing
                                11364           07/09/04  Hartwell Phone System /                                     $     2,000.00
                                                          Installation and Testing
                                                          (3rd cabinet at local site
                                                          and one digital line card)
                                                          fibre extended board
      NEW ENGLAND LAB           3650-1          04/12/04  8' fume hood and casework -                                 $     1,310.00
                                                          10% deposit
                                3650-2          05/21/04  8' fume hood and casework -                                 $    11,790.00
                                                          90% balance upon completion
      SHONS REFRIGERATION       52348           06/02/04  80 m Freeser 115V            1                              $     8,442.00
      BIO-RAD                   3161309         06/14/04  icycler well mod m\demo;     1    LX10003276101             $     4,500.00
                                                06/14/04  iq optical system                 LXYO331002                $    27,000.00
                                                06/14/04  bio plex                          582BRO11178               $    43,000.00
      LUNAIRE LIMITED           1053708         07/02/04  Stability Chamber -          1            31043             $    10,117.00
                                                          CE0917W-A-B #31043
                                                07/02/04  Steel Surcharge and DPDT                                    $       563.00
                                                          CONTACTS
      BIOMATIC                  2004-176        07/30/04  OQ/PV of aglient series 1100                                $     1,895.00
                                                          binary pump, Model G1312
                                                07/30/04  Maintence                                                   $       995.00
      BIOLOGICAL OPTICAL TECH   04-10935        08/03/04  Objective Heater Controller  3                              $     2,825.00
                                                08/03/04  Freight                                                     $        14.00
      LAB PRODUCTS              IP081704        08/17/04  Waste management system with 1            59020             $     8,878.25
                                                          attachments
                                                          Freight and Handling                                        $     1,151.78
      NOVTEK                    1514            08/30/04  Air stream Incubator                                        $     1,980.00
                                                08/30/04  Freight                                                     $        18.95
      BIOPTECHS                 04-11047        09/03/04  Della dish controller with                                  $     3,725.00
                                                          attachments
      NORTHEAST AUTOMATION      11837           09/13/04  Jun-Air compressor                                          $     7,020.48
                                                09/13/04  Freight                                                     $       195.52
      ZANDER MEDICAL SUPPLIES   942504          09/14/04  Incubator with attachments                                  $     3,511.70
                                                          Freight                                                     $        95.11
                                                                                                       FUNDING TOTAL  $ 1,317,351.68
                                                                                                                      ==============

INV.                                                                                                 PROOF OF                EQUIP
ITEM          SUPPLIER            INVOICE #    INV. DATE         DESCRIPTION           VENDOR TOTAL  PAYMENT     CK AMT.     CODE
----  ------------------------  -------------  --------- --------------------------    ------------  --------  -----------   -----
      MICRO VIDEO INSTRUMENT    00040763       03/29/04  CFI Plan Fluor 60x            57229         Yes       $   2,402.35  LAB
                                                         Freight                                                             SOFT
                                00041172       04/29/04  X-cite power supply lamp      57746         Yes       $   4,770.88  LAB
                                               04/29/04  Freight                                                             SOFT
                                00042403       08/18/04  Microscope Upgrade with       59348         Yes       $  57,877.49  LAB
                                                         attachments
                                                         SOFTWARE                                                            SOFT
                                                         Freight                                                             SOFT
      ISCO INC                  383957-00      03/31/04  Combiflash SQ 16X 16 Column   57214         Yes       $  53,650.95  LAB
                                383960-00      03/31/04  Lab equipment foxy 200 with   57214         Yes       $  53,650.95  LAB
                                                         attachments
      AFFYMETRIX, INC           RI 83668       03/31/04  Training Kit GC & Scanner     57160         Yes       $ 140,000.00  LAB
                                                         upgrade GCS3000 with
                                                         attachments
      FISHER SCIENTIFIC         5683007        04/26/04  World precision evom          57725         Yes       $   2,911.62  LAB
                                                         epithelial voltohmeter
      EASTERN SCIENTIFIC        184            04/27/04  Leybold vacuum pump with      57722         Yes       $   3,085.00  LAB
                                                         attachments
                                               04/27/04  Installation                                                        SOFT
      INTELEC MARKETING         15958          04/30/04  Workstation ofc               58546         Yes       $   3,312.68  OFC
                                               04/30/04  Freight                                                             SOFT
      REC SUPPLY                1035           05/05/04  SGI Octane2 2X600MHz          57906         Yes       $  13,896.00  COMP
      UNITED BUSINESS TEL       11362          07/09/04  125 Hartwell Phone System     58610         Yes       $  19,252.50  OFC
                                                         (Telephone Sets)
                                                         Tax                                                                 SOFT
                                11363          07/09/04  Hartwell Phone System /       58610         Yes       $  19,252.50  SOFT
                                                         Installation and Testing
                                11364          07/09/04  Hartwell Phone System /       58610         Yes       $  19,252.50  OFC
                                                         Installation and Testing
                                                         (3rd cabinet at local site
                                                         and one digital line card)
                                                         fibre extended board
      NEW ENGLAND LAB           3650-1         04/12/04  8' fume hood and casework -   57340         Yes       $   6,022.40  LAB
                                                         10% deposit
                                3650-2         05/21/04  8' fume hood and casework -   57899         Yes       $  11,790.00  LAB
                                                         90% balance upon completion
      SHONS REFRIGERATION       52348          06/02/04  80 m Freeser 115V             57909         Yes       $   8,442.00  LAB
      BIO-RAD                   3161309        06/14/04  icycler well mod m\demo;      58156         Yes       $  75,692.96  LAB
                                               06/14/04  iq optical system                                                   LAB
                                               06/14/04  bio plex                                                            LAB
      LUNAIRE LIMITED           1053708        07/02/04  Stability Chamber -           58901         Yes       $  10,979.82  LAB
                                                         CE0917W-A-B#31043
                                               07/02/04  Steel Surcharge and DPDT                                            SOFT
                                                         CONTACTS
      BIOMATIC                  2004-176       07/30/04  OQ/PV of agilent series 1100  59176         Yes       $   2,890.00  LAB
                                                         binary pump, Model G1312
                                               07/30/04  Maintence                                                           SOFT
      BIOLOGICAL OPTICAL TECH   04-10935       08/03/04  Objective Heater Controller   59099         Yes       $   2,839.00  LAB
                                               08/03/04  Freight                                                             SOFT
      LAB PRODUCTS              IP081704       08/17/04  Waste management system with  59412         Yes       $  10,030.03  LAB
                                                         attachments
                                                         Freight and Handling                                                SOFT
      NOVTEK                    1514           08/30/04  Air stream Incubator          59430         Yes       $   1,996.96  LAB
                                               08/30/04  Freight                                                             SOFT
      BIOPTECHS                 04-11047       09/03/04  Della dish controller with    59666         Yes       $  12,600.00  LAB
                                                         attachments
      NORTHEAST AUTOMATION      11837          09/13/04  Jun-Air compressor            59570         Yes       $   7,216.00  LAB
                                               09/13/04  Freight                                                             SOFT
      ZANDER MEDICAL SUPPLIES   942504         09/14/04  Incubator with attachments    59613         Yes       $   3,606.61  LAB
                                                         Freight                                                               SOFT

INV.
ITEM          SUPPLIER            INVOICE #     INV. DATE        DESCRIPTION              LOCATION
----  ------------------------  -------------   --------- ----------------------------   ------------
      MICRO VIDEO INSTRUMENT    00040763        03/29/04  CFI Plan Fluor 60x             6A Bedford
                                                          Freight
                                00041172        04/29/04  X-cite power supply lamp       6a Bedford
                                                04/29/04  Freight
                                00042403        08/18/04  Microscope Upgrade with        45 Hartwell
                                                          attachments
                                                          SOFTWARE
                                                          Freight
      ISCO INC                  383957-00       03/31/04  Combiflash SQ 16X 16 Column    45 Hartwell
                                383960-00       03/31/04  Lab equipment foxy 200 with    45 Hartwell
                                                          attachments
      AFFYMETRIX, INC          RI 83668        03/31/04  Training Kit GC & Scanner      6A Bedford
                                                          upgrade GCS3000 with
                                                          attachments
      FISHER SCIENTIFIC         5683007         04/26/04  World precision evom           45 Hartwell
                                                          epithelial voltohmeter
      EASTERN SCIENTIFIC        184             04/27/04  Leybold vacuum pump with       45 Hartwell
                                                          attachments
                                                04/27/04  Installation
      INTELEC MARKETING         15958           04/30/04  Workstation ofc                45 Hartwell
                                                04/30/04  Freight
      REC SUPPLY                1035            05/05/04  SGI Octane2 2X600MHz           45 Hartwell
      UNITED BUSINESS TEL       11362           07/09/04  125 Hartwell Phone System      125 Hartwell
                                                          (Telephone Sets)
                                                          Tax
                                11363           07/09/04  Hartwell Phone System /        125 Hartwell
                                                          Installation and Testing
                                11364           07/09/04  Hartwell Phone System /        125 Hartwell
                                                          Installation and Testing
                                                          (3rd cabinet at local site
                                                          and one digital line card)
                                                          fibre extended board
      NEW ENGLAND LAB           3650-1          04/12/04  8' fume hood and casework -    45 Hartwell
                                                          10% deposit
                                3650-2          05/21/04  8' fume hood and casework -    45 Hartwell
                                                          90% balance upon completion
      SHONS REFRIGERATION       52348           06/02/04  80 m Freeser 115V              45 Hartwell
      BIO-RAD                   3161309         06/14/04  icycler well mod m\demo;       45 Hartwell
                                                06/14/04  iq optical system
                                                06/14/04  bio plex
      LUNAIRE LIMITED           1053708         07/02/04  Stability Chamber -            45 Hartwell
                                                          CE0917W-A-B#31043
                                                07/02/04  Steel Surcharge and DPDT
                                                          CONTACTS
      BIOMATIC                  2004-176        07/30/04  OQ/PV of agilent series 1100   45 Hartwell
                                                          binary pump, Model G1312
                                                07/30/04  Maintence
      BIOLOGICAL OPTICAL TECH   04-10935        08/03/04  Objective Heater Controller    45 Hartwell
                                                08/03/04  Freight
      LAB PRODUCTS              IP081704        08/17/04  Waste management system with   45 Hartwell
                                                          attachments
                                                          Freight and Handling
      NOVTEK                    1514            08/30/04  Air stream Incubator           45 Hartwell
                                                08/30/04  Freight
      BIOPTECHS                 04-11047        09/03/04  Della dish controller with     45 Hartwell
                                                          attachments
      NORTHEAST AUTOMATION      11837           09/13/04  Jun-Air compressor             45 Hartwell
                                                09/13/04  Freight
      ZANDER MEDICAL SUPPLIES   942504          09/14/04  Incubator with attachments     45 Hartwell
                                                          Freight

EQUIPMENT CODE LIST

LAB   = Lab Equipment

COMP  = Computer Hardware

OFC   = Furniture, Telephone, Fax, Etc.

SOFT  = [ILLEGIBLE], TOOLING/MOLDS, TAX, Freight, Extended Warranties, Service
        Contracts, Tenant Improvements, Etc.

 Equip. Code            Total (Cat.)    % of Total
LAB                   $  1,129,669.92       85.75%
COMP                  $    103,301.79        7.84%
OFC                   $     20,431.54        1.55%
SOFT                  $     63,948.43        4.85%
Total                 $  1,317.351.68      100.00%


Synta Pharmaceuticals Corp.
By:  /s/ Keith Ehrlich
Name:  Keith Ehrlich
     -------------------------------
Title:  V.P. Finance; Administration
      ------------------------------

GE COMMERCIAL FINANCE                                            William Stickle
Healthcare Financial Services                                     Vice President
                                                            Life Science Finance

June 17, 2005

Mr. Keith Ehrlich
Vice President, Finance and Administration
Synta Pharmaceuticals Corp.
45 Hartwell Avenue
Lexington, MA 02421

Dear Mr. Ehrlich:

As discussed, GE Capital Corporation (GE Capital) has approved an increase in Synta Pharmaceuticals Corp's ("Synta" or the "Lessee") capital lease facility. Provided there is no material adverse change in the Lessee's condition, the facility provides for up to an aggregate exposure to GE Capital of $5.0 million. The expected mix of new equipment for the line is 40% lab and scientific equipment, 40% software and tenant improvements (predominantly tenant improvements) and 20% computer hardware and general office equipment. All terms and conditions as presently exist shall continue to apply, however, GE Capital shall provide financing on the tenant improvement portion of the facility with a four-year repayment term. All computer hardware, general office equipment and software shall have three-year repayment terms.

Because the approval amended the amount of the facility as compared to the April 13, 2005 proposal, GE Capital shall refund $4,000 of the $20,000 Good Faith Deposit Synta had previously remitted. Of the remaining $16,000, 50% shall be applied to the first scheduled monthly payment (when advanced) and the remainder retained by GE Capital for underwriting, documentation, and application processing.

If you have any questions, please feel free to contact the undersigned at
(203) 205-5216.

Sincerely,

/s/ William B. Stickle

William B. Stickle


ACCEPTED BY:

SYNTA PHARMACEUTICALS CORP.

Name:     /S/  KEITH EHRLICH
       ----------------------------------------------
Title:    VP FINANCE AND ADMINISTRATION
       ----------------------------------------------
Data:     6/25/2005
       ----------------------------------------------

GE Healthcare Finance
83 Wooster Heights Road             T  203 205 5216
5th Floor                           F  203 205 2193
Danbury, CT  06810

GE COMMERCIAL FINANCE                                          WILLIAM STICKLE
HEALTHCARE FINANCIAL SERVICES                                   Vice President
                                                          Life Science Finance


November 29, 2006

Mr. Keith Ehrlich
Vice President, Finance and Administration
Synta Pharmaceuticals Corp.
45 Hartwell Avenue
Lexington, MA 02421

Dear Mr. Ehrlich:

As you know, in March 2006, GE Capital Corporation (GE Capital) approved an extension of Synta Pharmaceuticals Corp's ("Synta" or the "Lessee") capital lease facility through March 2007. Provided there is no material adverse change in the Lessee's condition, the facility provides for up to an aggregate exposure to GE Capital of $6.0 million. The expected mix of new equipment for the line is 72.5% laboratory and scientific equipment, 20% computer hardware and general office equipment, and 7.5% software, tenant improvements and other such soft costs. Advances on new laboratory and scientific equipment carry a repayment term of 48 months. All other collateral types carry repayment terms of 36 months. All other terms and conditions as set forth in the initial capital lease facility continue to apply.

It is acknowledged that GE Capital received a renewal fee for the facility of $15,000. Of this fee, GE Capital earned half as a non-recurring upfront due diligence and processing fee. The other half of the fee was credited to the first payment of the first draw under the renewed facility.

If you have any questions, please feel free to contact the undersigned at
(203)-205-5216.

Sincerely,

William B. Stickle


ACCEPTED BY:

SYNTA PHARMACEUTICALS CORP.

Name:    /S/ KEITH EHRLICH
       ----------------------------------------------

Title:   CFO
       ----------------------------------------------

Date:    11/29/06
       ----------------------------------------------

GE Healthcare Finance
83 Wooster Heights Road             T  203 205 5216
5th Floor                           F  203 205 2193
Danbury, CT  06810